                                                                   EXHIBIT 10.45

                                  AMDL, INC.
                            1999 STOCK OPTION PLAN


     1.   PURPOSE.  The purpose of the AMDL, Inc. 1999 Stock Option Plan (the
          -------
"Plan") is to strengthen AMDL, Inc., a Delaware corporation ("Corporation"), by providing to employees, officers, directors, consultants and independent contractors of the Corporation or any of its subsidiaries (including dealers, distributors, and other business entities or persons providing services on behalf of the Corporation or any of its subsidiaries) added incentive for high levels of performance and unusual efforts to increase the earnings of the Corporation. The Plan seeks to accomplish this purpose by enabling specified persons to purchase shares of the Corporation's common stock, $.001 par value, thereby increasing their proprietary interest in the Corporation's success and encouraging them to remain in the employ or service of the Corporation.

     2.   CERTAIN DEFINITIONS.  As used in this Plan, the following words and
          -------------------
phrases shall have the respective meanings set forth below, unless the context clearly indicates a contrary meaning:

          2.1  "Board of Directors"  The Board of Directors of the Corporation.
                ------------------

          2.2  "Code"  The Internal Revenue Code of 1986, as amended.
                ----

          2.3  "Committee"  The Committee which shall administer the Plan shall
                ---------
consist of a committee of all members of the Board of Directors.

          2.4  "Fair Market Value Per Share" The fair market value per share of
                ---------------------------
the Shares as determined by the Committee in good faith. The Committee is authorized to make its determination as to the fair market value per share of the Shares on the following basis: (i) if the Shares are traded only otherwise than on a securities exchange and are not quoted on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), but are quoted on the bulletin board or in the "pink sheets" published by the National Daily Quotation Bureau, the greater of (a) the average of the mean between the average daily bid and average daily asked prices of the Shares during the thirty (30) day period preceding the date of grant of an Option, as quoted on the bulletin board or in the "pink sheets" published by the National Daily Quotation Bureau, or (b) the mean between the average daily bid and average daily asked prices of the Shares on the date of grant, as published on the bulletin board or in such "pink sheets;" (ii) if the Shares are traded on a securities exchange or on the NASDAQ, the greater of (a) the average of the daily closing prices of the Shares during the ten (10) trading days preceding the date of grant of an Option, as quoted in the Wall Street Journal, or (b) the daily closing price of the Shares on the date of grant of an Option, as quoted in the Wall Street Journal; or
(iii) if the Shares are traded only otherwise than as described in (i) or (ii) above, or if the Shares are not publicly traded, the value determined by the Committee in good faith based upon the fair market value as determined by completely independent and well qualified experts.

          2.5  "Incentive Stock Option" An Option intended to qualify for
                ----------------------
treatment as an incentive stock option under Code Sections 421 and 422, and designated as an Incentive Stock Option.

          2.6  "Nonqualified Option" An Option not qualifying as an Incentive
                -------------------
Stock Option.

          2.7  "Option"  A stock option granted under the Plan.
                ------

          2.8  "Optionee"  The holder of an Option.
                --------

          2.9  "Option Agreement"  The document setting forth the terms and
                ----------------
conditions of each Option.

          2.10 "Shares"  The shares of common stock, $.001 par value, of the
                ------
Corporation.

          2.11 "Subsidiary" Any corporation of which fifty percent (50%) or more
                ----------
of the total combined voting power of all classes of stock of such corporation is owned by the Corporation or another Subsidiary (as so defined).

     3.   ADMINISTRATION OF PLAN.
          ----------------------

          3.1  In General. This Plan shall be administered by the Committee. Any
               ----------
action of the Committee with respect to administration of the Plan shall be taken pursuant to (i) a majority vote at a meeting of the Committee (to be documented by minutes), or (ii) the unanimous written consent of its members.

          3.2  Authority.  Subject to the express provisions of this Plan, the
               ---------
Committee shall have the authority to: (i) construe and interpret the Plan, decide all questions and settle all controversies and disputes which may arise in connection with the Plan and to define the terms used therein; (ii) prescribe, amend and rescind rules and regulations relating to administration of the Plan; (iii) determine the purchase price of the Shares covered by each Option and the method of payment of such price, individuals to whom, and the time or times at which, Options shall be granted and exercisable and the number of Shares covered by each Option; (iv) determine the terms and provisions of the respective Option Agreements (which need not be identical); (v) determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan; and (vi) make all other determinations necessary or advisable to the administration of the Plan. Determinations of the Committee on matters referred to in this Section 3 shall be conclusive and binding on all parties howsoever concerned. With respect to Incentive Stock Options, the Committee shall administer the Plan in compliance with the provisions of Code Section 422 as

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the same may hereafter be amended from time to time. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

     4.   ELIGIBILITY AND PARTICIPATION.
          -----------------------------

          4.1  In General.  Only officers, employees and directors who are also
               ----------
employees of the Corporation or any Subsidiary shall be eligible to receive grants of Incentive Stock Options. Officers, employees and directors (whether or not they are also employees) of the Corporation or any Subsidiary, as well as consultants, independent contractors or other service providers of the Corporation or any Subsidiary shall be eligible to receive grants of Nonqualified Options. Within the foregoing limits, the Committee, from time to time, shall determine and designate persons to whom Options may be granted. All such designations shall be made in the absolute discretion of the Committee and shall not require the approval of the stockholders. In determining (i) the number of Shares to be covered by each Option, (ii) the purchase price for such Shares and the method of payment of such price (subject to the other sections hereof), (iii) the individuals of the eligible class to whom Options shall be granted, (iv) the terms and provisions of the respective Option Agreements, and
(v) the times at which such Options shall be granted, the Committee shall take into account such factors as it shall deem relevant in connection with accomplishing the purpose of the Plan as set forth in Section 1. An individual who has been granted an Option may be granted an additional Option or Options if the Committee shall so determine. No Option shall be granted under the Plan after June 5, 2008 but Options granted before such date may be exercisable after such date.

          4.2  Certain Limitations. In no event shall Incentive Stock Options be
               -------------------
granted to an Optionee such that the sum of (i) aggregate fair market value (determined at the time the Incentive Stock Options are granted) of the Shares subject to all Options granted under the Plan which are exercisable for the first time during the same calendar year, plus (ii) the aggregate fair market value (determined at the time the options are granted) of all stock subject to all other incentive stock options granted to such Optionee by the Corporation, its parent and Subsidiaries which are exercisable for the first time during such calendar year, exceeds One Hundred Thousand Dollars ($100,000). For purposes of the immediately preceding sentence, fair market value shall be determined as of the date of grant based on the Fair Market Value Per Share as determined pursuant to Section 2.3.

     5.   AVAILABLE SHARES AND ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.
          ---------------------------------------------------------------

          5.1  Shares. Subject to adjustment as provided in Section 5.2 below,
               ------
the total number of Shares to be subject to Options granted pursuant to this Plan shall not exceed Seven Hundred Fifty Thousand (750,000) Shares. Shares subject to the Plan may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Corporation; the Committee shall be empowered to take any appropriate action required to make Shares available for Options granted under this Plan. If any Option is surrendered before exercise or lapses without exercise in full or for any other reason ceases to be exercisable, the Shares reserved therefore shall continue to be available under the Plan.

          5.2  Adjustments. As used herein, the term "Adjustment Event" means an
               -----------
event pursuant to which the outstanding Shares of the Corporation are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities, without receipt of consideration by the Corporation, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of an Adjustment Event, (i) appropriate and proportionate adjustments shall be made to the number and kind of Shares and exercise price for the Shares subject to the Options which may thereafter be granted under this Plan, (ii) appropriate and proportionate adjustments shall be made to the number and kind of and exercise price for the Shares subject to the then outstanding Options granted under this Plan, and (iii) appropriate amendments to the Option Agreements shall be executed by the Corporation and the Optionees if the Committee determines that such an amendment is necessary or desirable to reflect such adjustments. If determined by the Committee to be appropriate, in the event of an Adjustment Event which involves the substitution of securities of a corporation other than the Corporation, the Committee shall make arrangements for the assumptions by such other corporation of any Options then or thereafter outstanding under the Plan. Notwithstanding the foregoing, such adjustment in an outstanding Option shall be made without change in the total exercise price applicable to the unexercised portion of the Option, but with an appropriate adjustment to the number of Shares, kind of shares and exercise price for each Share subject to the Option. The determination by the Committee as to what adjustments, amendments or arrangements shall be made pursuant to this Section 5.2, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustment or arrangement.

     6.   TERMS AND CONDITIONS OF OPTIONS.
          -------------------------------

          6.1  Intended Treatment as Incentive Stock Options.  Incentive Stock
               ---------------------------------------------
Options granted pursuant to this Plan are intended to be "incentive stock options" to which Code Sections 421 and 422 apply, and the Plan shall be construed and administered to implement that intent. If all or any part of an Incentive Stock Option shall not be an "incentive stock option" subject to Sections 421 or 422 of the Code, such Option shall nevertheless be valid and carried into effect. All Options granted under this Plan shall be subject to the terms and conditions set forth in this Section 6 (except as provided in Section 5.2) and to such other terms and conditions as the Committee shall determine to be appropriate to accomplish the purpose of the Plan as set forth in Section 1.

          6.2  Amount and Payment of Exercise Price.
               ------------------------------------

               6.2.1  Exercise Price. The exercise price per Share for each
                      --------------
Share which the Optionee is entitled to purchase under a Nonqualified Option shall be determined by the Committee but shall not be less than eighty-five percent (85%) of the Fair Market Value Per Share on the date of the grant of the Nonqualified Option. The exercise price per Share for each Share which the Optionee is entitled to purchase under an Incentive Stock Option shall be determined by the Committee but shall not be less than the Fair Market Value Per Share on the date of the grant of the Incentive Stock Option; provided, however, that the exercise price shall

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not be less than one hundred and ten percent (110%) of the Fair Market Value Per
Share on the date of the grant of the Incentive Stock Option in the case of an individual then owning (within the meaning of Code Section 425(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its parent or Subsidiaries.

          6.2.2  Payment of Exercise Price. The consideration to be paid for the
                 -------------------------
Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist of promissory notes, shares of the common stock of the Corporation or such other consideration and method of payment for the Shares as may be permitted under applicable state and federal laws.

     6.3  Exercise of Options.
          -------------------

          6.3.1 Each Option granted under this Plan shall be exercisable at such times and under such conditions as may be determined by the Committee at the time of the grant of the Option and as shall be permissible under the terms of the Plan; provided, however, in no event shall an Option be exercisable after the expiration of ten (10) years from the date it is granted, and in the case of an Optionee owning (within the meaning of Code Section 425(d)), at the time an Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its parent or Subsidiaries, such Incentive Stock Option shall not be exercisable later than five (5) years after the date of grant.

          6.3.2 An Optionee may purchase less than the total number of Shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than One Hundred(100) Shares and shall not include any fractional Shares.

     6.4  Nontransferability of Options.  All Options granted under this Plan
          -----------------------------
shall be nontransferable, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by such Optionee.

     6.5  Effect of Termination of Employment or Other Relationship.  Except as
          ---------------------------------------------------------
otherwise determined by the Committee in connection with the grant of Nonqualified Options, the effect of termination of an Optionee's employment or other relationship with the Corporation on such Optionee's rights to acquire Shares pursuant to the Plan shall be as follows:

          6.5.1  Termination for Other than Disability or Cause.  If an Optionee
                 ----------------------------------------------
ceases to be employed by, or ceases to have a relationship with, the Corporation for any reason other than for disability or cause, such Optionee's Options shall expire not later than three (3) months thereafter. During such three (3) month period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date of termination of his employment or relationship and except as so exercised, such Options shall expire at the end of such three (3) month period unless such Options by their terms expire before such date. The decision as to whether a termination for a reason other than disability, cause or death has occurred shall be made by the Committee, whose decision shall be final and conclusive, except that employment shall not be considered terminated in the case of sick leave or other bona fide leave of absence approved by the Corporation.

          6.5.2  Disability. If an Optionee ceases to be employed by, or ceases
                 ----------
to have a relationship with, the Corporation by reason of disability (within the meaning of Code Section 22(e)(3)), such Optionee's Options shall expire not later than one (1) year thereafter. During such one (1) year period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date the Optionee ceased to be employed by, or ceased to have a relationship with, the Corporation by reason of disability and except as so exercised, such Options shall expire at the end of such one (1) year period unless such Options by their terms expire before such date. The decision as to whether a termination by reason of disability has occurred shall be made by the Committee, whose decision shall be final and conclusive.

          6.5.3  Termination for Cause.  If an Optionee's employment by, or
                 ---------------------
relationship with, the Corporation is terminated for cause, such Optionee's Option shall expire immediately; provided, however, the Committee may, in its sole discretion, within thirty (30) days of such termination, waive the expiration of the Option by giving written notice of such waiver to the Optionee at such Optionee's last known address. In the event of such waiver, the Optionee may exercise the Option only to such extent, for such time, and upon such terms and conditions as if such Optionee had ceased to be employed by, or ceased to have a relationship with, the Corporation upon the date of such termination for a reason other than disability, cause, or death. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Corporation. The determination of the Committee with respect to whether a termination for cause has occurred shall be final and conclusive.

     6.6  Withholding of Taxes.  As a condition to the exercise, in whole or in
          --------------------
part, of any Options the Board of Directors may in its sole discretion require the Optionee to pay, in addition to the purchase price of the Shares covered by the Option an amount equal to any Federal, state or local taxes that may be required to be withheld in connection with the exercise of such Option.

     6.7  No Rights to Continued Employment or Relationship.  Nothing contained
          -------------------------------------------------
in this Plan or in any Option Agreement shall obligate the Corporation to employ or have another relationship with any Optionee for any period or interfere in any way with the right of the Corporation to reduce such Optionee's compensation or to terminate the employment of or relationship with any Optionee at any time.

     6.8  Time of Granting Options.  The time an Option is granted, sometimes
          ------------------------
referred to herein as the date of grant, shall be the day the Corporation executes the Option Agreement; provided, however, that if appropriate resolutions of the Committee indicate that an Option is to be granted as of and on some prior or future date, the time such Option is granted shall be such prior or future date.

     6.9  Privileges of Stock Ownership.  No Optionee shall be entitled to the
          -----------------------------
privileges of stock ownership as to any Shares not actually issued and delivered to such Optionee. No Shares shall be purchased upon the exercise of any Option unless and until, in the opinion of the Corporation's counsel, any then applicable requirements of any laws or governmental or regulatory agencies having jurisdiction and of any exchanges upon which the stock of the Corporation may be listed shall have been fully complied with.

     6.10 Securities Laws Compliance.  The Corporation will diligently endeavor
          --------------------------
to comply with all applicable securities laws before any Options are granted under the Plan and before any Shares are issued pursuant to Options. Without limiting the generality of the foregoing, the Corporation may require from the Optionee such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary or advisable in order to comply with the Securities Act of 1933 as then in effect, and may require that the Optionee agree that any sale of the Shares will be made only in such manner as is permitted by the Committee. The Committee in its discretion may cause the Shares underlying the Options to be registered under the Securities Act of 1933, as amended, by the filing of a Form S-8 Registration Statement covering the Options and Shares underlying such Options. Optionee shall take any action reasonably requested by the Corporation in connection with registration or qualification of the Shares under federal or state securities laws.

     6.11 Option Agreement.  Each Incentive Stock Option and Nonqualified
          ----------------
Option granted under this Plan shall be evidenced by the appropriate written Stock Option Agreement ("Option Agreement") executed by the Corporation and the Optionee in a form substantially the same as the appropriate form of Option Agreement attached as Exhibit I or II hereto (and made a part hereof by this reference) and shall contain each of the provisions and agreements specifically required to be contained therein pursuant to this Section 6, and such other terms and conditions as are deemed desirable by the Committee and are not inconsistent with the purpose of the Plan as set forth in Section 1.

     7.   PLAN AMENDMENT AND TERMINATION.
          ------------------------------

          7.1  Authority of Committee. The Committee may at any time discontinue
               ----------------------
granting Options under the Plan or otherwise suspend, amend or terminate the Plan and may, with the consent of an Optionee, make such modification of the terms and conditions of such Optionee's Option as it shall deem advisable; provided that, except as permitted under the provisions of Section 5.2, the Committee shall have no authority to make any amendment or modification to this Plan or any outstanding Option thereunder which would: (i) increase the maximum number of Shares which may be purchased pursuant to Options granted under the Plan, either in the aggregate or by an Optionee (except pursuant to Section 5.2); (ii) change the designation of the class of the employees eligible to receive Incentive Stock Options; (iii) extend the term of the Plan or the maximum Option period thereunder; (iv) decrease the minimum Incentive Stock Option price or permit reductions of the price at which Shares may be purchased for Incentive Stock Options granted under the Plan; or (v) cause Incentive Stock Options issued under the Plan to fail to meet the requirements of incentive stock options under Code Section 422. An amendment or modification made pursuant to the provisions of this Section 7 shall be deemed adopted as of the date of the action of the Committee effecting such amendment or modification and shall be effective immediately, unless otherwise provided therein, subject to approval thereof (1) within twelve (12) months before or after the effective date by stockholders of the Corporation holding not less than a majority vote of the voting power of the Corporation voting in person or by proxy at a duly held stockholders meeting when required to maintain or satisfy the requirements of Code Section 422 with respect to Incentive Stock Options, and (2) by any appropriate governmental agency. No Option may be granted during any suspension or after termination of the Plan.

          7.2  Ten (10) Year Maximum Term.  Unless previously terminated by the
               --------------------------
Committee, this Plan shall terminate on June 5, 2008 and no Options shall be granted under the Plan thereafter.

          7.3  Effect on Outstanding Options. Amendment, suspension or
               -----------------------------
termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted.

     8.   EFFECTIVE DATE OF PLAN.  This Plan shall be effective as of June 30,
          ----------------------
1999, the date the Plan was adopted by the Board of Directors, subject to the approval of the Plan by the affirmative vote of a majority of the issued and outstanding Shares of common stock of the Corporation represented and voting at a duly held meeting at which a quorum is present within twelve (12) months thereafter. The Committee shall be authorized and empowered to make grants of Options pursuant to this Plan prior to such approval of this Plan by the stockholders; provided, however, in such event the Option grants shall be made subject to the approval of both this Plan and such Option grants by the stockholders in accordance with the provisions of this Section 8.

     9.   MISCELLANEOUS PROVISIONS.
          ------------------------

          9.1  Exculpation and Indemnification. The Corporation shall indemnify
               -------------------------------
and hold harmless the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful conduct and/or criminal acts of such persons.

          9.2  Governing Law. The Plan shall be governed and construed in
               -------------
accordance with the laws of the State of Delaware and the Code.

          9.3 Compliance with Applicable Laws. The inability of the Corporation to obtain from any regulatory body having jurisdiction authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares upon the exercise of an Option shall relieve the Corporation of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

                                   EXHIBIT I

                                   [FORM OF]
                       INCENTIVE STOCK OPTION AGREEMENT
                       --------------------------------


     THIS INCENTIVE STOCK OPTION AGREEMENT ("Agreement") is entered into as of _____________, _______, by and between AMDL, INC., a Delaware corporation ("Corporation"), and ____________________________ ("Optionee").

                                R E C I T A L S
                                - - - - - - - -

     A. On June 30, 1999, the Board of Directors of the Corporation adopted, subject to the approval of the Corporation's shareholders, AMDL, Inc. 1999 Stock Option Plan (the "Plan").

     B. Pursuant to the Plan, on ________________, the members of the Board of Directors of the Corporation serving on the Committee authorized granting to Optionee options to purchase shares of the Corporation's common stock, $.001 par value ("Shares") for the term and subject to the terms and conditions hereinafter set forth.

                               A G R E E M E N T
                               - - - - - - - - -

It is hereby agreed as follows:

     1.  CERTAIN DEFINITIONS.  Unless otherwise defined herein, or the context
         -------------------
otherwise clearly requires, terms with initial capital letters used herein shall have the meanings assigned to such terms in the Plan.

     2.  GRANT OF OPTIONS.  The Corporation hereby grants to Optionee, Options
         ----------------
to purchase all or any part of ___________ Shares, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, and upon the other terms and conditions set forth herein.

     3.  OPTION PERIOD.  The Options shall be exercisable at any time during the
         -------------
period commencing on the following dates (subject to the provisions of Section
17) and expiring on the date __________ (__) years from the date of grant, unless earlier terminated pursuant to Section 7:

                [Terms of option vesting to be set forth here]

     4.  METHOD OF EXERCISE.  The Options shall be exercisable by Optionee by
         ------------------
giving written notice to the Corporation of the election to purchase and of the number of Shares Optionee elects to purchase, such notice to be accompanied by such other executed instruments or documents as may be required by the Committee pursuant to this Agreement, and unless otherwise directed by the Committee, Optionee shall at the time of such exercise tender the purchase price of the Shares he has elected to purchase. An Optionee may purchase less than the total number of Shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than ______________ (___________) Shares. If Optionee shall not purchase all of the Shares which he is entitled to purchase under the Options, his right to purchase the remaining unpurchased Shares shall continue until expiration of the Options. The Options shall be exercisable with respect of whole Shares only, and fractional Share interests shall be disregarded.

     5.  AMOUNT OF PURCHASE PRICE.  The purchase price per Share for each Share
         ------------------------
which Optionee is entitled to purchase under the Options shall be $_________ per Share.

     6.  PAYMENT OF PURCHASE PRICE.  At the time of Optionee's notice of
         -------------------------
exercise of the Options, Optionee shall tender in cash or by certified or bank cashier's check payable to the Corporation, the purchase price for all Shares then being purchased. Provided, however, the Board of Directors may, in its sole discretion, permit payment by the Corporation of the purchase price in whole or in part with Shares. If the Optionee is so permitted, and the Optionee elects to make payment with Shares, the Optionee shall deliver to the Corporation certificates representing the number of Shares in payment for new Shares, duly endorsed for transfer to the Corporation, together with any written representations relating to title, liens and encumbrances, securities laws, rules and regulatory compliance, or other matters, reasonably requested by the Board of Directors. The value of Shares so tendered shall be their Fair Market Value Per Share on the date of the Optionee's notice of exercise.

     7.  EFFECT OF TERMINATION OF EMPLOYMENT.  If an Optionee's employment or
         -----------------------------------
other relationship with the Corporation (or a Subsidiary) terminates, the effect of the termination on the Optionee's rights to acquire Shares shall be as follows:

         7.1  Termination For Other Than Disability Or Cause. If an Optionee
              ----------------------------------------------
ceases to be employed by, or ceases to have a relationship with, the Corporation or a Subsidiary for any reason other than for disability or cause, such Optionee's Options shall expire not later than three (3) months thereafter. During such three (3) month period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date of termination of his employment or relationship and except as so exercised, such Options shall expire at the end of such three (3) month period unless such Options by their terms expire before such date. The decision as to whether a termination for a reason other than disability, cause or death has occurred shall be made by the Committee, whose decision shall be final and conclusive, except that employment shall not be considered terminated in the case of sick leave or other bona fide leave of absence approved by the Corporation.

         7.2  Disability.  If an Optionee ceases to be employed by, or ceases to
              ----------
have a relationship with, the Corporation or a Subsidiary by reason of disability (within the meaning of Code Section 22(e)(3)), such Optionee's Options shall expire not later than one (1) year thereafter. During such one
(1) year period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date the Optionee ceased to be employed by, or ceased to have a relationship with, the Corporation or Subsidiary by reason of disability. The decision as to whether a termination by reason of disability has occurred shall be made by the Committee, whose decision shall be final and conclusive.

         7.3  Termination For Cause.  If an Optionee's employment by, or
              ---------------------
relationship with, the Corporation or a Subsidiary is terminated for cause, such Optionee's Option shall expire immediately; provided, however, the Committee may, in its sole discretion, within thirty (30) days of such termination, waive the expiration of the Option by giving written notice of such waiver to the Optionee at such Optionee's last known address. In the event of such waiver, the Optionee may exercise the Option only to such extent, for such time, and upon such terms and conditions as if such Optionee had ceased to be employed by, or ceased to have a relationship with, the Corporation or a Subsidiary upon the date of such termination for a reason other than disability, cause or death. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Corporation or a Subsidiary. The determination of the Committee with respect to whether a termination for cause has occurred shall be final and conclusive.

     8.  NONTRANSFERABILITY OF OPTIONS.  The Options shall not be transferable,
         -----------------------------
either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by Optionee.

     9.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  As used herein, the term
         ------------------------------------------
"Adjustment Event" means an event pursuant to which the outstanding Shares of the Corporation are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities, without receipt of consideration by the Corporation, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of an Adjustment Event, (i) appropriate and proportionate adjustments shall be made to the number and kind and exercise price for the Shares subject to the Options, and (ii) appropriate amendments to this Agreement shall be executed by the Corporation and Optionee if the Committee determines that such an amendment is necessary or desirable to reflect such adjustments. If determined by the Committee to be appropriate, in the event of an Adjustment Event which involves the substitution of securities of a corporation other than the Corporation, the Committee shall make arrangements for the assumptions by such other corporation of the Options. Notwithstanding the foregoing, any such adjustment to the Options shall be made without change in the total exercise price applicable to the unexercised portion of the Options, but with an appropriate adjustment to the number of Shares, kind of Shares and exercise price for each Share subject to the Options. The determination by the Committee as to what adjustments, amendments or arrangements shall be made pursuant to this Section 10, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued on account of any such adjustment or arrangement.

     10.  NO RIGHTS TO CONTINUED EMPLOYMENT OR RELATIONSHIP.  Nothing contained
          -------------------------------------------------
in this Agreement shall obligate the Corporation to employ or have another relationship with Optionee for any period or interfere in any way with the right of the Corporation to reduce Optionee's compensation or to terminate the employment of or relationship with Optionee at any time.

     11.  TIME OF GRANTING OPTIONS.  The time the Options shall be deemed
          ------------------------
granted, sometimes referred to herein as the "date of grant," shall be
______________________.

     12.  PRIVILEGES OF STOCK OWNERSHIP.  Optionee shall not be entitled to the
          -----------------------------
privileges of stock ownership as to any Shares not actually issued and delivered to Optionee. No Shares shall be purchased upon the exercise of any Options unless and until, in the opinion of the Corporation's counsel, any then applicable requirements of any laws, or governmental or regulatory agencies having jurisdiction, and of any exchanges upon which the stock of the Corporation may be listed shall have been fully complied with.

     13.  SECURITIES LAWS COMPLIANCE.  The Corporation will diligently endeavor
          --------------------------
to comply with all applicable securities laws before any Shares are issued
pursuant to the Options.   Without limiting the generality of the foregoing, the
Corporation may require from the Optionee such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the Optionee agree that any sale of the Shares will be made only in such manner as is permitted by the Committee. The Committee may in its discretion cause the Shares underlying the Options to be registered under the Securities Act of 1933, as amended, by filing a Form S-8 Registration Statement covering the Options and the Shares underlying the Options. Optionee shall take any action reasonably requested by the Corporation in connection with registration or qualification of the Shares under federal or state securities laws.

     14.  INTENDED TREATMENT AS INCENTIVE STOCK OPTIONS.  The Options granted
          ---------------------------------------------
herein are intended to be "incentive stock options" to which Sections 421 and 422 of the Internal Revenue Code of 1986, as amended from time to time ("Code") apply, and shall be construed to implement that intent. If all or any part of the Options shall not be subject to Sections 421 and 422 of the Code, the Options shall nevertheless be valid and carried into effect.

     15.  PLAN CONTROLS.  The Options shall be subject to and governed by the
          -------------
provisions of the Plan. All determinations and interpretations of the Plan made by the Committee shall be final and conclusive.

     16.  SHARES SUBJECT TO LEGEND.  If deemed necessary by the Corporation's
          ------------------------
counsel, all certificates issued to represent Shares purchased upon exercise of the Options shall bear such appropriate legend conditions as counsel for the Corporation shall require.

     17.  CONDITIONS TO OPTIONS.
          ---------------------

          17.1  Compliance with Applicable Laws. The Corporation's obligation to
                -------------------------------
issue Shares of its common stock upon exercise of the Options is expressly conditioned upon the completion by the Corporation of any registration or other qualification of such Shares under any state and/or Federal law or rulings or regulations of any governmental regulatory body, or the making of such investment representations or other representations and undertakings by the Optionee or any person entitled to exercise the Option in order to comply with the requirements of any exemption from any such registration or other qualification of such Shares which the Committee shall, in its sole discretion, deem necessary or advisable. Such required representations and undertakings may include representations and agreements that the Optionee or any person entitled to exercise the Option (i) is not purchasing such Shares for distribution and
(ii) agrees to have placed upon the face and reverse of any certificates a legend setting forth any representations and undertakings which have been given to the Committee or a reference thereto.

          17.2  Shareholder Approval of Plan.  If the Options granted hereby are
                -----------------------------
granted prior to approval of the Plan by the shareholders of the Corporation pursuant to Section 8 of the Plan, the grant of the Options made hereby is expressly conditioned upon and such Options shall not be exercisable until the approval of the Plan by the shareholders of the Corporation in accordance with the provisions of Section 8 of the Plan.

          17.3  Maximum Exercise Period.  Notwithstanding any provision of this
                -----------------------
Agreement to the contrary, the Options shall expire no later than ten (10) years from the date hereof or five (5) years if, as of the date hereof, the Optionee owns or is considered to own by reason of Code Section 425(d) more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary or parent corporation of the Corporation.

     18.  MISCELLANEOUS.
          --------------

          18.1  Binding Effect. This Agreement shall bind and inure to the
                --------------
benefit of the successors, assigns, transferees, agents, personal representatives, heirs and legatees of the respective parties.

          18.2  Further Acts.  Each party agrees to perform any further acts and
                ------------
execute and deliver any documents which may be necessary to carry out the provisions of this Agreement.

          18.3  Amendment. This Agreement may be amended at any time by the
                ---------
written agreement of the Corporation and the Optionee.

          18.4  Syntax. Throughout this Agreement, whenever the context so
                ------
requires, the singular shall include the plural, and the masculine gender shall include the feminine and neuter genders. The headings and captions of the various Sections hereof are for convenience only and they shall not limit, expand or otherwise affect the construction or interpretation of this Agreement.

     18.5  Choice of Law.  The parties hereby agree that this Agreement has been
           -------------
executed and delivered in the State of California and shall be construed, enforced and governed by the laws thereof. This Agreement is in all respects intended by each party hereto to be deemed and construed to have been jointly prepared by the parties and the parties hereby expressly agree that any uncertainty or ambiguity existing herein shall not be interpreted against either of them.

     18.6  Severability. In the event that any provision of this Agreement shall
           ------------
be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

     18.7  Notices.  All notices and demands between the parties hereto shall be
           -------
in writing and shall be served either by registered or certified mail, and such notices or demands shall be deemed given and made forty-eight (48) hours after the deposit thereof in the United States mail, postage prepaid, addressed to the party to whom such notice or demand is to be given or made, and the issuance of the registered receipt therefor. If served by telegraph, such notice or demand shall be deemed given and made at the time the telegraph agency shall confirm to the sender, delivery thereof to the addressee. All notices and demands to Optionee or the Corporation may be given to them at the following addresses:

If to Optionee:       ____________________________
                      ____________________________
                      ____________________________

If to Corporation:    AMDL, Inc.
                      14272 Franklin Avenue, Suite 106
                      Tustin, California 92780

Such parties may designate in writing from time to time such other place or places that such notices and demands may be given.

     18.8  Entire Agreement.  This Agreement constitutes the entire agreement
           ----------------
between the parties hereto pertaining to the subject matter hereof, this Agreement supersedes all prior and contemporaneous agreements and understandings of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as set forth or referred to herein. No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     18.9  Attorneys' Fees.  In the event that any party to this Agreement
           ---------------
institutes any action or proceeding, including, but not limited to, litigation or arbitration, to preserve, to protect or to enforce any right or benefit created by or granted under this Agreement, the prevailing party in each respective such action or proceeding shall be entitled, in addition to any and all other relief granted by a court or other tribunal or body, as may be appropriate, to an award in such action or proceeding of that sum of money which represents the attorneys' fees reasonably incurred by the prevailing party therein in filing or otherwise instituting and in prosecuting or otherwise pursuing or defending such action or proceeding, and, additionally, the attorneys' fees reasonably incurred by such prevailing party in negotiating any and all matters underlying such action or proceeding and in preparation for instituting or defending such action or proceeding.


     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first set forth above.

                                             "CORPORATION"

                                             AMDL, INC.,
                                             a Delaware corporation



                                             By:________________________________
                                                 _______________________________


                                             "OPTIONEE"



                                             ___________________________________

                                  EXHIBIT II

                                   [FORM OF]
                     NON-QUALIFIED STOCK OPTION AGREEMENT
                     ------------------------------------


     THIS NON-QUALIFIED STOCK OPTION AGREEMENT ("Agreement") is entered into as of _________________, _______, by and between AMDL, INC., a Delaware corporation ("Corporation"), and _______________ ("Optionee").


                                R E C I T A L S
                                - - - - - - - -

     A. On June 30, 1999, the Board of Directors of the Corporation adopted, subject to the approval of the Corporation's shareholders, the AMDL, Inc. 1999 Stock Option Plan (the "Plan").

     B. Pursuant to the Plan, on ___________, the members of the Board of Directors of the Corporation serving on the Committee authorized granting to Optionee options to purchase shares of the common stock, $.001 par value, of the Corporation ("Shares") for the term and subject to the terms and conditions hereinafter set forth.

                               A G R E E M E N T
                               - - - - - - - - -

     It is hereby agreed as follows:

     1.  CERTAIN DEFINITIONS.  Unless otherwise defined herein, or the context
         -------------------
otherwise clearly requires, terms with initial capital letters used herein shall have the meanings assigned to such terms in the Plan.

     2.  GRANT OF OPTIONS.  The Corporation hereby grants to Optionee, Options
         ----------------
to purchase all or any part of ____________ Shares, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, and upon the other terms and conditions set forth herein.

     3.  OPTION PERIOD.  The Options shall be exercisable at any time during the
         -------------
period commencing on the following dates (subject to the provisions of Section
17) and expiring on the date ________ (__) years from the date of grant, unless earlier terminated pursuant to Section 7:

         Number of Options                   Date First Exercisable
         -----------------                   ----------------------

                [Terms of option vesting to be set forth here]

     4.  METHOD OF EXERCISE.  The Options shall be exercisable by Optionee by
         ------------------
giving written notice to the Corporation of the election to purchase and of the number of Shares

Optionee elects to purchase, such notice to be accompanied by such other executed instruments or documents as may be required by the Committee pursuant to this Agreement, and unless otherwise directed by the Committee, Optionee shall at the time of such exercise tender the purchase price of the Shares he has elected to purchase. An Optionee may purchase less than the total number of Shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than ________________ (______) Shares. If Optionee shall not purchase all of the Shares which he is entitled to purchase under the Options, his right to purchase the remaining unpurchased Shares shall continue until expiration of the Options. The Options shall be exercisable with respect of whole Shares only, and fractional Share interests shall be disregarded.

     5.  AMOUNT OF PURCHASE PRICE.  The purchase price per Share for each Share
         ------------------------
which Optionee is entitled to purchase under the Options shall be $____ per Share.

     6.  PAYMENT OF PURCHASE PRICE. At the time of Optionee's notice of exercise
         -------------------------
of the Options, Optionee shall tender in cash or by certified or bank cashier's check payable to the Corporation, the purchase price for all Shares then being purchased. Provided, however, the Board of Directors may, in its sole discretion, permit payment by the Corporation of the purchase price in whole or in part with Shares. If the Optionee is so permitted, and the Optionee elects to make payment with Shares, the Optionee shall deliver to the Corporation certificates representing the number of Shares in payment for new Shares, duly endorsed for transfer to the Corporation, together with any written representations relating to title, liens and encumbrances, securities laws, rules and regulatory compliance, or other matters, reasonably requested by the Board of Directors. The value of Shares so tendered shall be their Fair Market Value Per Share on the date of the Optionee's notice of exercise.

     7.  EFFECT OF TERMINATION OF RELATIONSHIP OR DEATH.  If Optionee's
         ----------------------------------------------
relationship with the Corporation as an employee terminates (whether voluntarily or involuntarily because he is not re-elected by the shareholders), or if Optionee dies, all Options which have previously vested shall expire six (6) months thereafter. All unvested Options shall lapse and automatically expire. During such six (6) month period (or such shorter period prior to the expiration of the Option by its own terms), such Options may be exercised by the Optionee, his executor or administrator or the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, as the case may be, but only to the extent such Options were exercisable on the date Optionee ceased to have a relationship with the Corporation as a director or died.

     8.  NONTRANSFERABILITY OF OPTIONS.  The Options shall not be transferable,
         -----------------------------
either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by Optionee.

     9.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  As used herein, the term
         ------------------------------------------
"Adjustment Event" means an event pursuant to which the outstanding Shares of the Corporation are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities, without receipt of consideration by the Corporation, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of an Adjustment Event, (i) appropriate and proportionate adjustments shall be made to the number and kind and exercise price for the Shares subject to the Options, and (ii) appropriate amendments to this Agreement shall be executed by the Corporation and Optionee if the Committee determines that such an amendment is necessary or desirable to reflect such adjustments. If determined by the Committee to be appropriate, in the event of an Adjustment Event which involves the substitution of securities of a corporation other than the Corporation, the Committee shall make arrangements for the assumptions by such other corporation of the Options. Notwithstanding the foregoing, any such adjustment to the Options shall be made without change in the total exercise price applicable to the unexercised portion of the Options, but with an appropriate adjustment to the number of Shares, kind of Shares and exercise price for each Share subject to the Options. The determination by the Committee as to what adjustments, amendments or arrangements shall be made pursuant to this Section 10, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued on account of any such adjustment or arrangement.

     10.  NO RIGHTS TO CONTINUED EMPLOYMENT OR RELATIONSHIP.  Nothing contained
          -------------------------------------------------
in this Agreement shall obligate the Corporation to employ or have another relationship with Optionee for any period or interfere in any way with the right of the Corporation to reduce Optionee's compensation or to terminate the employment of or relationship with Optionee at any time.

     11.  TIME OF GRANTING OPTIONS.  The time the Options shall be deemed
          ------------------------
granted, sometimes referred to herein as the "date of grant," shall be
______________.

     12.  PRIVILEGES OF STOCK OWNERSHIP.  Optionee shall not be entitled to the
          -----------------------------
privileges of stock ownership as to any Shares not actually issued and delivered to Optionee. No Shares shall be purchased upon the exercise of any Options unless and until, in the opinion of the Corporation's counsel, any then applicable requirements of any laws, or governmental or regulatory agencies having jurisdiction, and of any exchanges upon which the stock of the Corporation may be listed shall have been fully complied with.

     13.  SECURITIES LAWS COMPLIANCE.  The Corporation will diligently endeavor
          --------------------------
to comply with all applicable securities laws before any stock is issued pursuant to the Options. Without limiting the generality of the foregoing, the Corporation may require from the Optionee such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the Optionee agree that any sale of the Shares will be made only in such manner as is permitted by the Committee. The Committee may in its discretion cause the Shares underlying the Options to be registered under the Securities Act of 1933, as amended, by filing a Form S-8 Registration Statement covering the Options and the Shares underlying the Options. Optionee shall take any action reasonably requested by the Corporation in connection with registration or qualification of the Shares under federal or state securities laws.

     14.  INTENDED TREATMENT AS NON-QUALIFIED STOCK OPTIONS.  The Options
          -------------------------------------------------
granted herein are intended to be non-qualified stock options described in U.S. Treasury Regulation ("Treas. Reg.") (S)1.83-7 to which Sections 421 and 422 of the Internal Revenue Code of 1986, as amended from time to time ("Code") do not apply, and shall be construed to implement that intent. If all or any part of the Options shall not be described in Treas. Reg. (S)1.83-7 or be subject to Sections 421 and 422 of the Code, the Options shall nevertheless be valid and carried into effect.

     15.  PLAN CONTROLS.  The Options shall be subject to and governed by the
          -------------
provisions of the Plan. All determinations and interpretations of the Plan made by the Committee shall be final and conclusive.

     16.  SHARES SUBJECT TO LEGEND.  If deemed necessary by the Corporation's
          ------------------------
counsel, all certificates issued to represent Shares purchased upon exercise of the Options shall bear such appropriate legend conditions as counsel for the Corporation shall require.

     17.  CONDITIONS TO OPTIONS.
          ---------------------

          17.1  Compliance with Applicable Laws. The Corporation's obligation to
                -------------------------------
issue Shares upon exercise of the Options is expressly conditioned upon the completion by the Corporation of any registration or other qualification of such Shares under any state and/or Federal law or rulings or regulations of any governmental regulatory body, or the making of such investment representations or other representations and undertakings by the Optionee or any person entitled to exercise the Option in order to comply with the requirements of any exemption from any such registration or other qualification of such Shares which the Committee shall, in its sole discretion, deem necessary or advisable. Such required representations and undertakings may include representations and agreements that the Optionee or any person entitled to exercise the Option (i) is not purchasing such Shares for distribution and (ii) agrees to have placed upon the face and reverse of any certificates a legend setting forth any representations and undertakings which have been given to the Committee or a reference thereto.

          17.2  Shareholder Approval of Plan.  If the Options granted hereby are
                ----------------------------
granted prior to approval of the Plan by the shareholders of the Corporation pursuant to Section 8 of the Plan, the grant of the Options made hereby is expressly conditioned upon and such Options shall not be exercisable until the approval of the Plan by the shareholders of the Corporation in accordance with the provisions of Section 8 of the Plan.

     18.  MISCELLANEOUS.
          -------------

          18.1  Binding Effect. This Agreement shall bind and inure to the
                --------------
benefit of the successors, assigns, transferees, agents, personal representatives, heirs and legatees of the respective parties.

     18.2  Further Acts.  Each party agrees to perform any further acts and
           ------------
execute and deliver any documents which may be necessary to carry out the provisions of this Agreement.

     18.3  Amendment.  This Agreement may be amended at any time by the written
           ---------
agreement of the Corporation and the Optionee.

     18.4  Syntax.  Throughout this Agreement, whenever the context so requires,
           ------
the singular shall include the plural, and the masculine gender shall include the feminine and neuter genders. The headings and captions of the various Sections hereof are for convenience only and they shall not limit, expand or otherwise affect the construction or interpretation of this Agreement.

     18.5  Choice of Law.  The parties hereby agree that this Agreement has been
           -------------
executed and delivered in the State of California and shall be construed, enforced and governed by the laws thereof. This Agreement is in all respects intended by each party hereto to be deemed and construed to have been jointly prepared by the parties and the parties hereby expressly agree that any uncertainty or ambiguity existing herein shall not be interpreted against either of them.

     18.6  Severability. In the event that any provision of this Agreement shall
           ------------
be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

     18.7  Notices.  All notices and demands between the parties hereto shall be
           -------
in writing and shall be served either by registered or certified mail, and such notices or demands shall be deemed given and made forty-eight (48) hours after the deposit thereof in the United States mail, postage prepaid, addressed to the party to whom such notice or demand is to be given or made, and the issuance of the registered receipt therefor. If served by telegraph, such notice or demand shall be deemed given and made at the time the telegraph agency shall confirm to the sender, delivery thereof to the addressee. All notices and demands to Optionee or the Corporation may be given to them at the following addresses:

     If to Optionee:     _________________________
                         _________________________
                         _________________________


     If to Corporation:  AMDL, Inc.
                         14272 Franklin Avenue, Suite 106
                         Tustin, California 92780

Such parties may designate in writing from time to time such other place or places that such notices and demands may be given.

     18.8  Entire Agreement.  This Agreement constitutes the entire agreement
           ----------------
between the parties hereto pertaining to the subject matter hereof, this Agreement supersedes all prior and contemporaneous agreements and understandings of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as set forth or referred to herein. No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     18.9  Attorneys' Fees.  In the event that any party to this Agreement
           ---------------
institutes any action or proceeding, including, but not limited to, litigation or arbitration, to preserve, to protect or to enforce any right or benefit created by or granted under this Agreement, the prevailing party in each respective such action or proceeding shall be entitled, in addition to any and all other relief granted by a court or other tribunal or body, as may be appropriate, to an award in such action or proceeding of that sum of money which represents the attorneys' fees reasonably incurred by the prevailing party therein in filing or otherwise instituting and in prosecuting or otherwise pursuing or defending such action or proceeding, and, additionally, the attorneys' fees reasonably incurred by such prevailing party in negotiating any and all matters underlying such action or proceeding and in preparation for instituting or defending such action or proceeding.

     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first set forth above.


                                                   "CORPORATION"

                                                   AMDL, INC.,
                                                   a Delaware corporation


                                                   By:__________________________
                                                        ________________________


                                                   "OPTIONEE"


                                                   _____________________________